GOING CONCERN	12 Months Ended
Dec. 31, 2014
Going Concern [Abstract]
Going Concern Disclosure [Text Block]
2 — GOING CONCERN

The financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. At December 31, 2014, the Company has an accumulated deficit of $170.5 million and a net loss of approximately $19.0 for year then ended. On March 1, 2015, the Company announced that it implemented cost reduction initiatives that included a decrease in the Company’s workforce and other expense reductions which should decrease the monthly cash burn. As of the date of this filing, the Company believes it has sufficient liquidity to fund operations through May 2015. To date, the Company is experiencing long sales cycles in the areas that have potential for near term revenue, most notably, in the first responder, public safety, military and rural telco markets. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The ability to recognize revenue and ultimately cash receipts is contingent upon, but not limited to, acceptable performance of the delivered equipment and services. If the Company is unable to raise additional capital and or close on some of its revenue producing opportunities in the near term, the carrying value its assets may be impacted and it may be material. The financial statements do not include any adjustments related to the recovery and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.